Exhibit 10.6

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of January 16, 2015 (this “Amendment”), to the Revolving Credit Agreement, dated as of January 11, 2013 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ERP Operating Limited Partnership, an Illinois limited partnership (the “Borrower”), the Banks party thereto, Bank of America, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”), JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and the other Agents named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Banks amend the Credit Agreement to permit the Borrower to shorten the notice required for borrowings of Base Rate Loans.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth herein:
1.1Section 2.2(a). Clause (x) of Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(x) on the requested date of any Base Rate Borrowing”
1.2Section 2.4(d). The first sentence of Section 2.4(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Unless the Administrative Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Administrative Agent such Bank's share of such Borrowing (or, in the case of any Borrowing of Base Rate Loans, prior to 12 Noon (Chicago, Illinois time) on the date of such Borrowing), the Administrative Agent may assume that such Bank has made such share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (b) of this Section 2.4 and the Administrative Agent may, in reliance upon such assumption, but shall not be obligated to, make available to the Borrower on such date a corresponding amount on behalf of such Bank.”
SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date first written above when, and only when, the Administrative Agent shall have received counterparts of this Amendment, duly executed by

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the Borrower, the Administrative Agent and the Required Banks, Equity Residential and Lexford Properties, L.P.
SECTION 3. Representations and Warranties. After giving effect to this Amendment, the Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (other than the representation and warranty set forth in Section 4.4(c)(i) of the Credit Agreement, and except (i) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification). The Borrower represents and warrants (which representations and warranties shall survive execution and delivery hereof) to the Administrative Agent and the Banks that:
(a)it has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution and delivery on behalf of the Borrower and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby;
(b)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law;

(c)	no Default or Event of Default has occurred and is continuing;
(d)no consent of any Person (including, without limitation, any of its equity holders or creditors), and no filing, recording or registration with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment, other than those that have already been duly made or obtained and remain in full force and effect or those which, if not made or obtained, would not have a Material Adverse Effect; and
(e)after giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery and performance of this Amendment (i) will materially contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality or (ii) will materially conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Consolidated Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, or other agreement or other instrument

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to which the Borrower (or of any partnership of which the Borrower is a partner) or any of its Consolidated Subsidiaries is a party or by which it or any of its property or assets is bound or to which it is subject, the consequences of which conflict, breach or default would have a Material Adverse Effect.
SECTION 4. Fees and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 9.3 of the Credit Agreement include the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, and any other documentation contemplated in connection herewith or therewith (whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Kaye Scholer LLP, in its capacity as counsel to the Administrative Agent.
SECTION 5. Ratification.
(a)This Amendment is a Loan Document. Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrower. The Borrower hereby (i) confirms and agrees that it is truly and justly indebted to the Administrative Agent and the Banks in the aggregate amount of the outstanding Loans without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
(b)After giving effect to this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(c)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition in the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent or any of the Banks, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Banks may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 6. Affirmation of Guaranties. Each of EQR and Lexford Properties, L.P., hereby approves and consents to this Amendment and the transactions contemplated by this Amendment, and hereby agrees and affirms that its guarantee of payment of the Guaranteed Obligations (as defined in the EQR Guaranty (in the case of EQR) or the Down REIT Guaranty to which it is a party (in the case of Lexford Properties, L.P.) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to all of the Borrower’s Obligations

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under (i) the Credit Agreement and (ii) all of the other Loan Documents, in each case as amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 7. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in portable document format) shall be effective as delivery of a manually executed counterpart.
SECTION 8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 9. Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
SECTION 10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).
SECTION 11. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives as of the day and year first above written.

ERP OPERATING LIMITED PARTNERSHIP, as Borrower

By:     Equity Residential, its sole general partner

By:    /s/ Robert Garechana
Name: Robert Garechana
Title: Senior Vice President, Treasurer

Facsimile number:
Address:    Two North Riverside Plaza
Suite 400
Chicago, Illinois 60606
Attn:

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

EQUITY RESIDENTIAL

By:    /s/ Robert Garechana
Name: Robert Garechana
Title: Senior Vice President, Treasurer

Facsimile number:
Address:    Two North Riverside Plaza
Suite 400
Chicago, Illinois 60606
Attn:

LEXFORD PROPERTIES, L.P.

By:	Lexford Partners, L.L.C., its general partner

By:	ERP Operating Limited Partnership, its sole member

By:	Equity Residential, its sole general partner

/s/ Robert Garechana
Name: Robert Garechana
Title: Senior Vice President, Treasurer

Facsimile number:
Address:    Two North Riverside Plaza
Suite 400
Chicago, Illinois 60606
Attn:

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Bank

By:    /s/ Michael J. Kauffman
Name: Michael J. Kauffman
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Bank

By:    /s/ Brendan Poe
Name: Brendan Poe
Title: Executive Director

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:    /s/ Winita Lau
Name: Winita Lau
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Bank

By:    /s/ John Durland
Name: John Durland
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Bank

By:    /s/ Chad Hale
Name: Chad Hale
Title: Director & Execution Head, REGAL

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Bank

By:    /s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

CITIBANK, N.A., as a Bank

By:    /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Bank

By:    /s/ James Rolison
Name: James Rolison
Title: Managing Director

By:    /s/ J.T. Johnston Coe
Name: J.T. Johnston Coe
Title: Managing Director

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:    /s/ John Murphy
Name: John Murphy
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Bank

By:    /s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

REGIONS BANK, as a Bank

By:    /s/ Lori Chambers
Name: Lori Chambers
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

SUNTRUST BANK, as a Bank

By:    /s/ Nancy Richards
Name: Nancy Richards
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH, as a Bank

By:    /s/ Darlene Arias
Name: Darlene Arias
Title: Director
Banking Products Services, US

By:    /s/ Kenneth Chin
Name: Kenneth Chin
Title: Director
Banking Products Services, US

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

MUFG UNION BANK, N.A., as a Bank

By:    /s/ John Kennedy
Name: John Kennedy
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:    /s/ Curt Steiner
Name: Curt Steiner
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

COMPASS BANK, as a Bank

By:    /s/ Brian Tuerff
Name: Brian Tuerff
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Bank

By:    /s/ Helga Blum
Name: Helga Blum
Title: Managing Director

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORP., NEW YORK, as a Bank

By:    /s/ Hideo Notsu
Name: Hideo Notsu
Title: Executive Director

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank

By:    /s/ Robert Gominiak
Name: Robert Gominiak
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

MIZUHO CORPORATE BANK, LTD., as a Bank

By:    /s/ Noel Purcell
Name: Noel Purcell
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:    /s/ Mark Edwards
Name: Mark Edwards
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

CAPITAL ONE, N.A., as a Bank

By:    /s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

COMERICA BANK, as a Bank

By:    /s/ Michael T. Shea
Name: Michael T. Shea
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

FIFTH THIRD BANK, an Ohio banking corporation

By:    /s/ Michael Glandt
Name: Michael Glandt
Title: Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Bank

By:    /s/ Kathryn S. Reuther
Name: Kathryn S. Reuther
Title: Senior Vice President

[Signature Page to Amendment No. 1 to ERP Revolving Credit Agreement]